March 17, 2003
                 INFORMATION STATEMENT (March 7, 2003 DRAFT)

                          Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934

                           Check the appropriate box:
                      [X] Preliminary Information Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14c-5(d)(2))
                      [ ] Definitive Information Statement

                           ALFA UTILITY SERVICES, INC.
                (Name of Registrant As Specified In Its Charter)

               Payment of Filing Fee (Check the appropriate box):

                               [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

              [ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:


                           ALFA UTILITY SERVICES, INC.
                                396 Chrislea Road
                       Woodbridge, Ontario, Canada L4L 8A8
                              Phone (905) 850-2220
                               Fax (905) 850-9152
                         jalfano@alfautilityservices.com
                       Attention: JOSEPH ALFANO, President

                                 JAMES R. LEONE
                                 Attorney at Law
                                  P.O. Box 755
                         New Smyrna Beach, FL 32170-0755
                                  3188 Oak Lane
                               Edgewater, FL 32132
                            Telephone (386) 478-1743
                               Fax (386) 478-1744
                              Mobile (407) 701-8550
                        E-mail: jrleoneattorney@yahoo.com

                                  March 7, 2003
                              INFORMATION STATEMENT

                      (FEBRUARY 25, 2003 Preliminary DRAFT)

SUMMARY OF INFORMATION STATEMENT.

This Information Statement advises you and other shareholders of Alfa Utility Services Inc., a Delaware corporation (the "COMPANY"), about corporate action to dissolve the Company.

Alfa's dissolution will terminate its corporate existence.

This corporate action is being taken as approved by a majority (53.5%) but less than unanimous written consent (vote) of shareholders without a meeting.

PLEASE BE ADVISED THAT THIS IS ONLY AN INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY (A VOTE OF YOUR SHARES) AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

CONTACT INFORMATION. Our executive offices are at 396 Chrislea Road, Woodbridge, Ontario L4L 8A8 Canada, phone (905) 850-2220, attention Robert Simone, Vice President.

RECORD DATE FOR SHAREHOLDER NOTICE AND VOTING RIGHTS. Our Board of Directors fixed the close of business on March 6, 2003 as the Record Date to determine stockholders of record on the stock books. They are entitled to receive this Information Statement as notice that if a meeting were being held they would be entitled to vote on the proposal to dissolve the Company. On that date 22,803,058 shares of our common stock were outstanding. The proposed dissolution requires approval by holders of a majority of the outstanding shares of common stock entitled to vote. Each share of common stock entitles the holder to one vote on the proposed dissolution.

APPROVALS; TERMS OF DISSOLUTION. No regulatory approval is needed for dissolution. On March 16, 2003 the Board of Directors by unanimous written Consent approved dissolution, and then on that date Joseph Alfano (the Company's President) signed a written Consent voting his majority holding of 12,000,000 shares (53.5%) in favor. Accordingly, all corporate actions necessary to authorize the dissolution have been taken and no vote by you is needed. Securities Exchange Act of 1934 voting information regulations allows that authorization to become effective 20 or more days (business days if information is incorporated by reference) after we mail this Information Statement to you. Thus, we intend to file the Certificate of Dissolution (ENCLOSURE "A" with this Information Statement) with the Delaware Department of State, intended to be effective about April 7, 2003.

MAILING DATE. This Information Statement is first being sent about March 17, 2003 to holders of our common stock, our only outstanding voting securities.

BUSINESS CONDUCTED. Prior to December 31, 2002, Alfa was engaged in utilities infrastructure construction. That involved trenching for and installing electrical, communications, lighting, and water-sewer-storm drain distribution systems.

REASONS FOR DISSOLUTION. We believe dissolution is in the best interests of the Company and our shareholders and creditors. The reasons include the following.

            As of December 31, 2002, the former and now restored owners of the Company's operating subsidiary, Ontario Power Contracting Limited ("ONTARIO POWER"), reversed the stock shares exchange that made it a subsidiary of what became a Company subsidiary. That left the Company with no operations, no revenues, virtually no assets, but ongoing administrative and disclosure reporting expenses that no longer serve any useful purpose and merely drain the earnings of Ontario Power (the only practical source of funding for such expenses).

            The former and now restored owners of Ontario Power took such action because ongoing preliminary financing and acquisition discussions with new financial advisors made it clear there is not any urgent need (as previously believed) to issue registered stock for such purposes. Thus, there is little or no reason for the high cost of dilution of Ontario Power earnings and assets by virtue of the high percentage (46.5%) of the "float" stock left in the hands of the shareholders of the Company when it was known as Envirotech Mfg. Corp., now renamed Alfa.

            Our Board of Directors believes the Company would not benefit from attempting to continue its existence, because its inability to pay its expenses would be unfair to its creditors and would only lead to litigation and cessation of ability to conduct any activity. Because of the large dilution referred to above and such expenses, the Board does not wish to pursue attempting to utilize the Company as a "shell" corporation to pursue a business combination.

NO APPRAISAL RIGHTS. Under Delaware General Corporation Law Section 262 dissenting shareholders are not entitled to appraisal rights as to dissolution, only merger, etc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT. The following table sets forth information as of March 6, 2003 as to beneficial ownership of our common stock by (i) each director and executive officer, (ii) all executive officers and directors as a group and (iii) each over 5% owner:

OWNER NAME AND ADDRESS                   SHARES OWNED        PERCENTAGE (1)
----------------------                   -------------       --------------

Joseph Alfano (2)                           12,200,000               53.5%
Director, President and CEO

Robert Simone (2)                              None                   -0-
Director, V.P. Finance and CFO

Anthony Sanginesi (2)                          None                   -0-
Director, V.P. Operations and COO,
General Manager

All Directors and Executive
Officers as a group                        12,200,000               53.5%

Douglas Murdock (3)                         2,721,276               11.9%

(1) Based on 22,803,058 shares of Common Stock issued and outstanding. 4,000,000 shares of Alfa (Delaware) Common Stock had been issuable pursuant to a conversion (exchange) option granted to the former corporate holders of stock of Ontario Power Contracting Limited the operating subsidiary of an Alfa (Delaware) subsidiary, Alfa (Canada), which corporations are controlled by Mr. Alfano.

(2) Address 396 Chrislea Road Woodbridge, Ontario L4L 8A8 Canada

(3) Address 2170 Stanfield Road. Mr. Murdock directly owns 144,000 shares, and is the apparent owner, officer, or other controlling person of Belmont Management Services (which owns 332,170 shares) and Interlock Steel (475,000 shares), subtotal 951,170 shares or 4.2%. He also is believed to have an adult relative, Cathy Murdock (500,000 shares). In January 2003 Alfa was advised that her stockholding address is the same as Mr. Murdock's business address, as is the address of Glencario Sanbro (600,000 shares), and that Ernest Anderson (220,000 shares) is listed as "c/o Doug Murdock", and that his shares and 450,106 shares listed as In Trust by the Transfer Agent, Olde Monmouth Stock Transfer, were transferred from 650,106 shares formerly held by Edward M. "Ted" Slessor, at the request of Mr. Murdock, and that the In Trust shares are subject to transfer at Mr. Murdock's directions. Thus, Mr. Murdock appears to control, and beneficially own, such shares in other persons' names, subtotal 1,770,106 or 7.8%, plus his own and his corporate shares, subtotal 951,170 or 4.2%, making a grand total of 2,721,276 shares or 11.9% (not 12% due to decimal rounding off). Mr. Murdock has made stock transfers on the same dates as 18 other shareholders owning 6,890,000 shares, which might or might not be significant.


    SEE "CONVERSION OPTION" UNDER PART II ITEM II-1 "MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS" in Amendment No. 6 to Alfa's Form 10-SB Registration Statement under the Securities Exchange Act, if information is desired about a no longer effective 4,000,000 share conversion option formerly held by two corporations controlled by Mr. Alfano.

FINANCIAL INFORMATION. ENCLOSED or incorporated by reference as listed below are the financial data listed. Any incorporated information will be sent upon request (oral or written to the address or phone listed above) at no charge, within one business day.

ALFA INFORMATION AT SEC OFFICE AND WEBSITE. We must comply with the Securities Exchange Act of 1934 disclosure reporting requirements until the Certificate of Dissolution is filed. Then we will cease to exist and be unable to take any action. For further information about us, you may refer to our Form 10-QSB Quarterly Reports for June 30, 2002 and September 30, 2002 and to our latest Amendment to our Form 10-SB Registration Statement. You can review them at the SEC public reference facility, Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 (phone 1-800-SEC-0330 or 1-800-732-0330), or electronically on the World Wide Web at http://www.sec.gov.


     March 7, 2003                  By the Order of the Board of Directors

                                    By:    /s/
                                          --------------------------------
                                          JOSEPH ALFANO, President

ENCLOSURES
----------
"A" Certificate Of Dissolution (form of)

"B" Alfa Form 10-QSB Quarterly Report for September 30, 2002

"C" Alfa Financial Statements from Form 10-SB Amendment No.5


INFORMATION INCORPORATED BY REFERENCE
-------------------------------------
None

ENCLOSURE "A"

                           CERTIFICATE OF DISSOLUTION
                                       OF
                           ALFA UTILITY SERVICES, INC.


    UNDER SECTIONS 103 and 275 OF THE DELAWARE GENERAL CORPORATION LAW THE UNDERSIGNED, BEING THE PRESIDENT OF ALFA UTILITY SERVICES, INC., HEREBY
CERTIFIES:

1. The name of the corporation is ALFA UTILITY SERVICES, INC. (the
   "CORPORATION").

    1A. The Certificate of Incorporation of said Corporation was filed with the Delaware Department of State on December 15, 1994.

    1B. The Certificate of Incorporation of the Corporation was subsequently amended more than once (August 30, 1995 and June 1, 2001), changing the Corporation's name to Envirotech Mfg. Corp. and then to Alfa Utility Services, Inc., and for other purposes.

2. The execution and filing of this Certificate of Dissolution of the Corporation has been duly authorized by the unanimous written consent of the Board of Directors of the Corporation dated March __, 2003, followed by the written consent dated March __, 2003, of the holder of at least a majority of all outstanding shares of the Corporation entitled to vote on approval of the Certificate of Dissolution.

3. In accordance with Delaware General Corporation Law Section 275(a) and (b) it was determined to be desirable, necessary and in the best interests of the Corporation and its shareholders and creditors, for the Corporation to terminate its existence by executing and filing this Certificate of Dissolution. The Board of Directors caused an Information Statement to be mailed to each stockholder entitled to vote, notifying them of the Board's written consent adopting a resolution recommending dissolution as described herein. It also notified them of the written consent of the holder of a majority of shares, voting to approve dissolution, effective upon filing this Certificate of Dissolution.

4. The Corporation's directors' and officers' names and address are as follows:

Joseph Alfano, Director, President, CEO     c/o Alfa Utility Services, Inc.
Robert Simone, Director, V.P. Finance,      396 Chrislea Road
Secy./Treas., CFO,                          Woodbridge, Ontario L4L 8A8 Canada
Anthony Sanginese, Director, V.P.
Operations, COO, G. Mgr.

5. The written consent of majority shareholder and written notice to other shareholders were given in accordance with Delaware General Corporation Law Sec. 228(a) and (d).

IN WITNESS WHEREOF, I have signed this Certificate on March ____, 2003, and I affirm the statements contained herein as true under penalties of perjury.


JOSEPH ALFANO, President

ENCLOSURE "A" To Information Statement

ENCLOSURE "B"




                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 10-QSB


           [X] Quarterly Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                For the quarterly period ended September 30, 2002
                                       or
            [ ] Transition Report Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                           COMMISSION FILE NO. 0-49694

                           ALFA UTILITY SERVICES, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                                         30-0057068
   ----------------------                             ------------------
  (State of incorporation)                             (I.R.S. Employer
                                                     Identification Number)


                                396 CHRISLEA ROAD
                       WOODBRIDGE, ONTARIO CANADA L4L 8A8
               (address of principal executive offices) (Zip Code)


                       (905) 850-2220, FAX (905) 850-9152
                 ---------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
      (Former name, address and fiscal year, if changed since last report)


Check whether the issuer: (1) has filed all reports required to be filed by
Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the issuer was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                               YES [X] NO [ ]

APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY PROCEEDINGS DURING THE PRECEDING FIVE YEARS: Check whether the registrant has filed all documents and reports required to be filed by Sections 12, 13, of 15(d) of the Exchange Act subsequent to the distribution of securities under a plan confirmed by the court.

                              YES [ ] NO [ ]

APPLICABLE ONLY TO CORPORATE ISSUERS:
State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date: At November 12, 2002, there were 22,803,058 shares of common stock outstanding.

                                   FORM 10-QSB
                           ALFA UTILITY SERVICES, INC.

                                      INDEX

PART I.  FINANCIAL INFORMATION                                             PAGE

            Item I-1. FINANCIAL STATEMENTS                                    3

            Independent Accountant's Report                                5/F-1

            Consolidated Balance Sheet at September 30, 2002 (Unaudited)   6/F-2
               and December 31, 2001

             Consolidated Statement of Changes in Stockholders' Equity     7/F-3
               for the Nine Months Ended September 30, 2002 and 2001
               (Unaudited)

             Consolidated Statement of Operations and Comprehensive
               Income for the Three and Nine Months Ended
              September 30, 2002 and 2001 (Unaudited)                      8/F-4

             Consolidated Statement of Cash Flows for the Nine Months
               Ended September 30, 2002 and 2001 (Unaudited)               9/F-5

             Notes to Consolidated Financial Statements                   10/F-6

             Item I-2. MANAGEMENT'S DISCUSSION AND ANALYSIS OR               11
              PLAN OF OPERATION

             Item I-3. CONTROLS AND PROCEDURES.  (Regulation SB
              Item 307)                                                      16

PART II.     OTHER INFORMATION                                               16

             Item II-1. LEGAL PROCEEDINGS  - NOT APPLICABLE                  16

             Item II-2. CHANGES IN SECURITIES AND USE OF PROCEEDS
               - NOT APPLICABLE                                              16

             Item II-3. DEFAULTS UPON SENIOR SECURITIES  -
              - NOT APPLICABLE                                               16

             Item II-4. SUBMISSION OF MATTERS TO A VOTE OF
              SECURITY HOLDERS - NOT APPLICABLE                              16

             Item II-5. OTHER INFORMATION - NOT APPLICABLE                   16


           Item II-6. EXHIBITS AND REPORTS ON FORM 8-K
               - NOT APPLICABLE                                              16

SIGNATURES                                                                   16

                          PART I. FINANCIAL INFORMATION

ITEM I-1.  FINANCIAL STATEMENTS (REG. S-B ITEM 310(B))

                           ALFA UTILITY SERVICES, INC.
                            (A DELAWARE CORPORATION)
                           WOODBRIDGE, ONTARIO CANADA

              ----------------------------------------------------
                                FINANCIAL REPORTS
                                       AT
                               SEPTEMBER 30, 2002
              ----------------------------------------------------

ALFA UTILITY SERVICES, INC.
(A DELAWARE CORPORATION)
WOODBRIDGE, ONTARIO CANADA


TABLE OF CONTENTS
------------------------------------------------------------------------------


Independent Accountant's Report                                             F-1

Consolidated Balance Sheet at September 30, 2002 (Unaudited)
  and December 31, 2001                                                     F-2

Consolidated Statement of Changes in Stockholders' Equity for the
  Nine Months Ended September 30, 2002 and 2001 (Unaudited)                 F-3

Consolidated Statement of Operations and Comprehensive Income for the
  Three and Nine Months Ended September 30, 2002 and 2001 (Unaudited)       F-4

Consolidated Statement of Cash Flows for the Nine Months Ended
  September 30, 2002 and 2001 (Unaudited)                                   F-5

Notes to Consolidated Financial Statements                                  F-6

                     INDEPENDENT ACCOUNTANT'S REPORT



To the Board of Directors
Alfa Utility Services, Inc.
Woodbridge, Ontario Canada


           We have reviewed the accompanying consolidated balance sheet of Alfa Utility Services, Inc. (A Delaware Corporation) as of September 30, 2002, and the related consolidated statements of operations and comprehensive income for the three and nine months ended September 30, 2002 and 2001, and the consolidated statements of changes in stockholders' equity, and cash flows for the nine months ended September 30, 2002 and 2001. All information included in these financial statements is the responsibility of the management of Alfa Utility Services, Inc.

           We conducted our reviews in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and of making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

           Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

           We have previously audited, in accordance with auditing standards generally accepted in the United States of America, the consolidated balance sheet (presented herein) of Alfa Utility Services, Inc. as of December 31, 2001, and the related consolidated statements of operations and comprehensive income, changes in stockholders' equity, and cash flows for the year then ended (not presented herein); and in our report, dated March 29, 2002, except for Note M, as to which the date is August 14, 2002, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying consolidated balance sheet as of December 31, 2001 is fairly stated, in all material respects. No auditing procedures have been performed subsequent to the date of our report.






/s/ Rotenberg & Co., LLP

Rotenberg & Co., LLP
Rochester, New York
  November 12, 2002


ALFA UTILITY SERVICES, INC.
(A DELAWARE CORPORATION)
WOODBRIDGE, ONTARIO CANADA

CONSOLIDATED BALANCE SHEET
---------------------------------------------------------------------------------------------------------------------
                                                                           (UNAUDITED)
                                                                          SEPTEMBER 30,                December 31,
                                                                              2002                      2001
---------------------------------------------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS
Cash and Cash Equivalents                                                         $  2,491                   $   --
Accounts Receivable - Net of Allowances                                          2,962,419                2,773,513
Inventories                                                                        499,098                  410,890
Income Taxes Receivable                                                                 28                       28
Prepaid Expenses, Deposits and Other Current Assets                                 81,944                  106,828
---------------------------------------------------------------------------------------------------------------------

TOTAL CURRENT ASSETS                                                             3,545,980                3,291,259

PROPERTY AND EQUIPMENT - NET OF ACCUMULATED DEPRECIATION                           499,838                1,083,854

OTHER ASSETS
Due from Related Parties                                                           206,570                  204,960
---------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                   $ 4,252,388              $ 4,580,073
===================================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Demand Loan                                                                      $ 266,125                $ 257,865
Capital Lease Payable - Due Within One Year                                             --                   53,061
Long-Term Debt - Due Within One Year                                                59,417                  160,528
Deferred Income Taxes - Due Within One Year                                        272,093                  174,628
Accounts Payable and Other Accrued Expenses                                      2,874,513                2,693,201
---------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                        3,472,148                3,339,283

OTHER LIABILITIES
Capital Lease Payable - Due After One Year                                              --                   83,808
Long-Term Debt - Due After One Year                                                 88,874                  372,056
Deferred Income Taxes  -  Due After One Year                                        63,587                   87,154
Other Liabilities                                                                    8,920                   12,246
---------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES                                                                3,633,529                3,894,547
---------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY
Preferred Stock - $4.00 Par; 1,000 Shares Authorized, Issued and
                            Outstanding (Liquidation Value of $1,250,000)            4,000                    4,000
Common Stock - $.001 Par; 50,000,000 Shares Authorized;
                            22,803,058 Issued and Outstanding                       22,803                   22,803
Additional Paid-In Capital                                                         107,169                  107,169
Retained Earnings                                                                  625,723                  698,189
Accumulated Other Comprehensive Loss                                              (140,836)                (146,635)
---------------------------------------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                                                         618,859                  685,526
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                     $ 4,252,388              $ 4,580,073
===================================================================================================================






    The accompanying notes are an integral part of this financial statement.



                                     - F-2 -


ALFA UTILITY SERVICES, INC.
(A DELAWARE CORPORATION)
WOODBRIDGE, ONTARIO CANADA


CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
----------------------------------------------- ----------------------------------------------------------------------------------
                                           PREFERRED STOCK               COMMON STOCK                     ACCUMULATED
                                        -------------------------------------------------                   OTHER
                                        -------------------------------------------------                COMPREHENSIVE
                                                                                                            LOSS -
                                      NUMBER      $4.00       NUMBER       $.001    ADDITIONAL             CUMULATIVE      TOTAL
                                        OF         PAR          OF          PAR      PAID-IN    RETAINED  TRANSLATION  STOCKHOLDERS'
                                      SHARES      VALUE       SHARES       VALUE     CAPITAL    EARNINGS  ADJUSTMENTS      EQUITY
----------------------------------------------- ------------------------------------------------------------------------------------
BALANCE JANUARY 1, 2001                1,000     $ 4,000     12,000,000   $ 12,000       $  --  $ 937,929  $(100,494)    $ 853,435

May 31, 2001 - Recapitalization as
  Alfa Utility Services, Inc.             --          --     10,802,058     10,803     107,169   (117,972)          --           --

Net Loss for the Period (Unaudited)       --          --             --         --          --   (165,222)          --    (165,222)

Foreign Currency Translation
       (Unaudited)                        --          --             --         --          --         --    (38,591)      (38,591)
-------------------------------------------- --------------------------------------------------------------------------------------

BALANCE SEPTEMBER 30, 2001             1,000       4,000     22,802,058     22,803     107,169    654,735   (139,085)      649,622
(Unaudited)

Net Income for the Period (Unaudited)     --          --             --         --          --     43,454          --       43,454

Foreign Currency Translation
      (Unaudited)                         --          --             --         --          --         --     (7,550)       (7,550)
-------------------------------------------- --------------------------------------------------------------------------------------

BALANCE DECEMBER 31, 2001              1,000       4,000     22,802,058     22,803     107,169    698,189   (146,635)      685,526

Net Loss for the Period (Unaudited)       --          --             --         --          --    (72,466)        --       (72,466)

Foreign Currency Translation
      (Unaudited)                         --          --             --         --          --         --      5,799         5,799
-------------------------------------------- --------------------------------------------------------------------------------------

BALANCE SEPTEMBER 30, 2002             1,000     $ 4,000     22,802,058   $ 22,803   $ 107,169  $ 625,723  $(140,836)    $ 618,859
(Unaudited)
-------------------------------------------- --------------------------------------------------------------------------------------




    The accompanying notes are an integral part of this financial statement.


                                     - F-3 -


ALFA UTILITY SERVICES, INC.
(A DELAWARE CORPORATION)
WOODBRIDGE, ONTARIO CANADA

CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME--Unaudited
-----------------------------------------------------------------------------------------------------------------------------------

                                                 THREE MONTHS ENDED SEPTEMBER 30,          NINE MONTHS ENDED SEPTEMBER 30,
                                               -------------------------------------    ----------------------------------------
                                                    2002                  2001                      2002                     2001
-----------------------------------------------------------------------------------------------------------------------------------
SALES                                            $ 4,055,455           $ 3,808,892              $ 9,605,445            $ 8,477,529
-----------------------------------------------------------------------------------------------------------------------------------

COST OF GOODS SOLD
Subdivision Material                               1,820,936             2,028,000                4,366,739              4,358,730
Wages                                              1,251,005               939,854                2,829,487              2,179,526
Other                                                521,370               448,817                1,260,178              1,139,636
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL COST OF GOODS SOLD                           3,593,311             3,416,671                8,456,404              7,677,892
-----------------------------------------------------------------------------------------------------------------------------------

GROSS PROFIT                                         462,144               392,221                1,149,041                799,637
-----------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
General and Administrative                           282,601               309,291                1,076,873                787,784
Depreciation and Amortization                          9,173                 8,349                   32,583                 24,173
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL OPERATING EXPENSES                             291,774               317,640                1,109,456                811,957
-----------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS                        170,370                74,581                   39,585                (12,320)

OTHER INCOME (EXPENSE)
Interest Expense - Net                                (9,984)              (25,299)                 (39,798)               (75,845)
-----------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    160,386                49,282                     (213)               (88,165)

Provision for Income Taxes                           116,805                20,505                   72,253                 77,057
-----------------------------------------------------------------------------------------------------------------------------------

NET INCOME (LOSS)                                     43,581                28,777                  (72,466)              (165,222)

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign Currency Translation, net of
  Income tax of $0 in 2002 and 2001                  (23,919)              (26,655)                   5,799                (38,591)
-----------------------------------------------------------------------------------------------------------------------------------

COMPREHENSIVE INCOME (LOSS) FOR THE PERIOD         $  19,662             $   2,122          $       (66,667)        $     (203,813)
-----------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) PER COMMON SHARE - BASIC             $    0.00             $    0.00          $         (0.00)        $        (0.00)
INCOME (LOSS) PER COMMON SHARE - DILUTED           $    0.00             $    0.00          $         (0.00)        $        (0.00)
-----------------------------------------------------------------------------------------------------------------------------------

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - BASIC               22,802,058            22,802,058               22,802,058              16,866,681
WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - DILUTED             26,802,058            26,802,058               22,802,058              16,866,681
-----------------------------------------------------------------------------------------------------------------------------------




    The accompanying notes are an integral part of this financial statement.



                                      - F-4 -


ALFA UTILITY SERVICES, INC.
(A DELAWARE CORPORATION)
WOODBRIDGE, ONTARIO CANADA

CONSOLIDATED STATEMENT OF CASH FLOWS - UNAUDITED
--------------------------------------------------------------------------------
Nine Months Ended September 30,                            2002          2001
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES

NET LOSS                                                 $ (72,466)   $(165,222)

NON-CASH ADJUSTMENTS
Depreciation and Amortization                              132,607      134,365
Loss on Sale of Equipment                                   27,286         --

CHANGES IN OPERATING ASSETS AND LIABILITIES
Accounts Receivable                                       (168,071)    (158,371)
Inventories                                                (85,467)     235,080
Income Taxes Receivable                                       --            641
Prepaid Expenses, Deposits and Other Current Assets         25,871      (54,207)
Accounts Payable and Other Accrued Expenses                161,064      (87,778)
Deferred Income Taxes                                       72,253       57,595
Other Liabilities                                           (3,442)        --
--------------------------------------------------------------------------------

NET CASH FLOWS FROM OPERATING ACTIVITIES                    89,635      (37,897)
--------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of Property, Plant and Equipment                 (51,499)    (141,462)
Proceeds from Sale of Property, Plant and Equipment        359,545         --
--------------------------------------------------------------------------------

NET CASH FLOWS FROM INVESTING ACTIVITIES                   308,046     (141,462)
--------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Demand Loan                                  350,493      224,517
Repayment of Demand Loan                                  (344,224)        --
Repayment of Long Term Debt                               (390,704)        --
Repayments of Capital Lease Obligation                     (10,745)     (12,264)
--------------------------------------------------------------------------------

NET CASH FLOWS FROM FINANCING ACTIVITIES                  (395,180)     212,253
--------------------------------------------------------------------------------

EFFECT OF EXCHANGE RATE CHANGES ON
  CASH AND CASH EQUIVALENTS                                    (10)        --
--------------------------------------------------------------------------------

Net Increase in Cash and Cash Equivalents                    2,491       32,894

Cash and Cash Equivalents - Beginning of Period               --           --
--------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS - END OF PERIOD                $   2,491    $  32,894
--------------------------------------------------------------------------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash Paid During the Period for Income Taxes             $    --      $    --
Cash Paid During the Period for Interest - Net           $  39,798    $  75,845
--------------------------------------------------------------------------------

NON-CASH INVESTING ACTIVITIES
Termination of Capital Leases - Equipment                $ 127,989    $    --
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of this financial statement.


                                      - F-5 -

ALFA UTILITY SERVICES, INC.
(A DELAWARE CORPORATION)
WOODBRIDGE, ONTARIO CANADA


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A -     BASIS OF PRESENTATION
             The condensed consolidated financial statements of Alfa Utility Services, Inc. (the "Company") included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (the "SEC"). Certain information and footnote disclosures normally included in financial statements prepared in conjunction with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading. These condensed consolidated financial statements should be read in conjunction with the annual audited financial statements and the notes thereto, included in the Company's Form 10-SB Registration Statement, Form SB-2 Registration Statement, and other filings with the SEC.

             The accompanying unaudited interim consolidated financial statements reflect all adjustments of a normal and recurring nature which are, in the opinion of management, necessary to present fairly the financial position, results of operations and cash flows of the Company for the interim periods presented. The results of operations for these periods are not necessarily comparable to, or indicative of, results of any other interim period of or for the fiscal year taken as a whole. Factors that affect the comparability of financial data from year to year and for comparable interim periods include non-recurring expenses associated with the Company's registrations with the SEC and the seasonal fluctuations of the business. Certain financial information that is not required for interim financial reporting purposes has been omitted.

             RECLASSIFICATIONS
             Certain amounts in the prior year financial statements have been reclassified to conform with the current year presentation.





                                      - F-6 -

ITEM I-2. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION (REG. S-B ITEM 303)


2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS


FORWARD LOOKING STATEMENTS

         Statements in this Form 10-QSB which are not historical facts, nonexclusively including statements below, may contain forward-looking statements that are subject to important factors that could cause actual results to differ materially from those in the forward-looking statement. Such factors nonexclusively include product demand; the effect of economic conditions; the impact of competitive services, products, and pricing; product developments; supply restraints or difficulties; industry regulation; the continued availability of capital resources and financing; acts of terrorism, war or civil unrest; and other risks set forth or incorporated herein and in Alfa's other Securities and Exchange Commission filings. Alfa does not undertake to update any forward-looking statement that may be made from time to time by or on behalf of Alfa.

         Alfa has not released and does not presently intend to release any projections of revenues or net income, or other forward-looking statements, without complying with the requirements for such statements.

INTRODUCTION TO MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

         Effective between the close of business on May 31, 2001 and the opening of business on June 1, 2001, pursuant to the terms and condition of an Amended Assignment of Stock and Amended Option Agreements and Amended Consents of Directors and Shareholders, Alfa Utility Services Inc. (a Canadian Corporation) and its wholly owned subsidiary Ontario Power Contracting Limited, became wholly owned subsidiaries of Alfa Utility Services, Inc. (a Delaware Corporation, the registrant herein, referred to as "Alfa"). That transaction has been accounted for as a recapitalization, resulting in the historical operations of Ontario Power Contracting Limited being the historical operations of Alfa Utility Services, Inc. (a Delaware Corporation). Prior to the recapitalization, Alfa Utility Services, Inc. (a Delaware Corporation) had not engaged in any form of business activity and as a result, has no operating history. Accordingly, the following discussion and analysis of financial conditions and results of operations is a discussion of the historical financial performance of Ontario Power Contracting Limited.

Alfa generates revenue by:

o Installation of the joint use underground primary, secondary and streetlight distribution systems for residential developments
o Reconstruction and rehabilitation of parts of a Public Utility's primary and secondary distribution systems
o General civil/electrical and maintenance work for existing power producers and energy service providers
o    Installation of new underground communications distribution systems
o    Installation of natural gas, waterworks, and sewer distribution systems
o Design and installation of electrical utilities, communications, natural gas pipelines, sewer and waterworks systems in new development sites for developers and municipalities

         The following discussion and analysis of Alfa's financial condition and results of operations should be read in conjunction with the financial statements appearing in Item 1 of this Form 10-QSB.

RESULTS OF OPERATIONS

         The following table sets forth a statement of operations and comprehensive income data of Alfa expressed as a percentage of sales for the periods indicated:



                                              THREE MONTHS ENDED            NINE MONTHS ENDED
                                                 SEPTEMBER 30,                SEPTEMBER 30,
                                             2002           2001            2002          2001
                                          ----------------------------------------------------------
                                                   PERCENTAGES                 PERCENTAGES
Total Sales                                       100.0          100.0           100.0        100.0
Total Cost of Goods Sold                           88.6           89.7            88.0         90.6
                                          ----------------------------------------------------------
Gross Profit                                       11.4           10.3            12.0          9.4
Total Operating Expenses                            7.2            8.3            11.6          9.6
                                          ----------------------------------------------------------
Income (Loss) From Operations                       4.2            2.0             0.4         -0.2
Interest Expense, Net                              -0.2           -0.7            -0.4         -0.9
                                          ----------------------------------------------------------
Income (Loss) Before Income Taxes                   4.0            1.3             0.0         -1.1
Provision for (Recovery of) Income Tax              2.9           -0.5            -0.8         -0.9
                                          ----------------------------------------------------------
Net Income (Loss)                                   1.1            0.8            -0.8         -2.0
Other Comprehensive Income (Loss),
    Net of Income Tax                              -0.6           -0.7             0.1         -0.4
                                          ----------------------------------------------------------
Comprehensive Income (Loss)                         0.5            0.1            -0.7         -2.4
                                          ==========================================================


THREE MONTHS ENDED SEPTEMBER 30, 2002 COMPARED WITH THREE MONTHS ENDED SEPTEMBER 30, 2001

SALES

           Sales for the three months ended September 30, 2002 increased $247,000 or 6% to $4,055,000 from $3,809,000 for the three months ended September 30, 2001.

COST OF GOODS SOLD

           Cost of Goods Sold for the three months ended September 30, 2002 was $3,593,000 or 88.6% of sales as compared to $3,417,000 or 89.7% of sales for the three months ended September 30, 2001.

           The decrease in cost of goods sold as a percentage of sales is due to better purchasing of materials and increased efficiency. In addition, Alfa is taking advantage of just-in-time inventory as much as possible which is helping to reduce the materials costs. In addition, there has been a change in the mix of Alfa's business toward Natural Gas which has lower material costs and a resulting higher gross profit.

GENERAL AND ADMINISTRATIVE EXPENSE

           General and administrative expense for the three months ended September 30, 2002 decreased $26,000 or 9% to $283,000 from $309,000 for the three months ended September 30, 2001.

INTEREST EXPENSE

           Interest expense for the three months ended September 30, 2002 decreased $15,000 or 61% to $10,000 from $25,000 for the three months ended September 30, 2001.

           This decrease is a product of three factors; the improved management of operating debt, the repayment of term debt and the increased use of operating leases to finance the acquisition of debt.

           Alfa has implemented cash flow forecasting models along with other cash management practices that have reduced Alfa's dependence on bank operating debt. These practices have permitted Alfa to finance increased revenues and accounts receivable with reduced dependence on bank lines of credit.

PROVISION FOR INCOME TAXES

           The provision for income taxes has increased $96,000 to $117,000 for the three months ended September 30, 2002 from $21,000 for the three months ended September 30, 2001 due to the adjustment to deferred taxes related to accounts receivable and fixed assets.

NET INCOME

           The net income for the three months ended September 30, 2002 increased $15,000 to $44,000 from $29,000 for the three months ended September 30, 2001. The main factors contributing to this was an increase in gross profit of $70,000, a decrease is general and administrative expense of $26,000 and a decrease in interest of $15,000 offset by an increase in the provision for income taxes of $96,000.

NINE MONTHS ENDED SEPTEMBER 30, 2002 COMPARED WITH NINE MONTHS ENDED SEPTEMBER 30, 2001

SALES

           Sales for the nine months ended September 30, 2002 increased $1,128,000 or 13% to $9,605,000 from $8,478,000 for the nine months ended
September 30, 2001.

           Sales growth was driven by increased activities in the Residential Subdivision. The growth is attributed to management's focus on quality service. This focus on quality has strengthened relationships in the client community which in turn has resulted in increased business for Alfa. In addition to improved volume generated by the aforementioned group, the Natural Gas group increased capacity in the second quarter of 2001 to allow for the complete internal fulfillment of gas infrastructure requirements. Historically, Ontario Power had jointly bid on projects and contracted out the natural gas portion. Management expects the volume of revenue obtained from the Natural Gas group to grow in importance and represent 10% of Alfa's gross volume by the end of 2002. Previously, this group represented less than 3% of Alfa's volumes as the natural gas portion was contracted out to other companies.

COST OF GOODS SOLD

           Cost of Goods Sold for the nine months ended September 30, 2002 was $8,456,000 or 88.0% of sales as compared to $7,678,000 or 90.6% of sales for the nine months ended September 30, 2001.

           The decrease in cost of goods sold as a percentage of sales is due to better purchasing of materials and increased efficiency. In addition, Alfa is taking advantage of just-in-time inventory as much as possible which is helping to reduce the materials costs. In addition, there has been a change in the mix of Alfa's business toward Natural Gas which has lower material costs and a resulting higher gross profit.


GENERAL AND ADMINISTRATIVE EXPENSE

           General and administrative expense for the nine months ended September 30, 2002 increased $289,000 or 37% to $1,077,000 from $788,000 for the nine months ended September 30, 2001.

           This increase in general and administrative expense is mainly a result of increased spending in a number of areas. Office salaries increased $110,000 to accommodate the growth in sales which began in 2001. In conjunction with that, related office expenses related to the increased staffing increased $24,000. Insurance expense increased $31,000 due to the need for more insurance to cover the growth of Alfa since the prior year. Management fees paid to Alfa's President increased $45,000 in 2002 as no fees paid in the first six months of 2001. Professional service fees increased $48,000 due to the costs associated with the registration of Alfa's securities with the Securities and Exchange Commission.

INTEREST EXPENSE

              Interest expense for the nine months ended September 30, 2002 decreased $36,000 or 48% to $40,000 from $76,000 for the nine months ended September 30, 2001.

           This decrease is a product of three factors; the improved management of operating debt, the repayment of term debt and the increased use of operating leases to finance the acquisition of debt.

           Alfa has implemented cash flow forecasting models along with other cash management practices that have reduced Alfa's dependence on bank operating debt. These practices have permitted Alfa to finance increased revenues and accounts receivable with reduced dependence on bank lines of credit.

NET LOSS

           The net loss for the nine months ended September 30, 2002 decreased $93,000 to $72,000 from $165,000 for the nine months ended September 30, 2001. The main factors contributing to this increase was an increase in gross profit of $349,000 and a decrease in interest expense of $36,000, offset by an increase in general and administrative expenses of $289,000.

CAPITAL RESOURCES AND LIQUIDITY

           Alfa's cash flow provided by operations was $90,000 for the nine months ended September 30, 2002 and cash flows used by operations was $38,000 for the nine months ended September 30, 2001. The increase is due to a decrease in the net loss, an increase in prepaid expenses, an increase in accounts payable and accrued expenses and an increase in deferred taxes. This was offset by an increase in accounts receivable and inventories.

           Cash provided by investing activities was $308,000 for the nine months ended September 30, 2002. Cash used in investing activities was $141,000 for the nine months ended September 30, 2001. The increase in cash provided is due to the fact that there were lower purchases of property, plant and equipment and higher proceeds from sales of property, plant and equipment in 2002.

           Cash used in financing activities was $395,000 for the nine months ended September 30, 2002. Cash provided by financing activities was $212,000 for the nine months ended September 30, 2001. The change is due to net repayment on borrowings in the nine months ended September 30, 2002 and net borrowings in the nine months ended September 30, 2001.

           Property, plant and equipment, net has decreased from $1.1 million at December 31, 2001 to $0.5 million at September 30, 2002 and long-term debt has decreased from $0.5 million at December 31, 2001 to $0.1 million at September 30, 2002 due to the sale-leaseback of equipment during the nine months ended September 30, 2002.

           Alfa generally does not maintain cash balances as all funds are currently being reinvested into Alfa to continue to grow the Company. Alfa currently has a Revolving Demand Loan in the amount of the lesser of $1 million
(CDN) or 80% of the receivables value, as defined in the credit agreement (of which $266,125 was outstanding as of September 30, 2002). The loan bears interest at the prime rate plus 1%. Alfa also must pay an administration fee of $50 monthly.

           The demand loan is renewable yearly. Interest only is payable monthly on the demand loan. The demand loan is secured by all assets of Alfa, various insurance policies and a personal guarantee of one of the directors of Alfa.

           The demand loan contains various covenants pertaining to the maintenance of net worth, direct borrowings, leverage and liquidity requirements. At September 30, 2002, Alfa was not in compliance with the net worth, leverage and liquidity ratios. Under the terms of the agreement, the bank may call the loan if Alfa is in violation of any restrictive covenant. Alfa has not obtained a waiver from the bank. The management of Alfa has the means and the willingness to refinance the debt should demand for payment be made through collateralizing its fixed assets. As of November 13, 2002, the bank has not called the loan and continues to allow Alfa to borrow under the original terms of the agreement, having renewed it twice while out of compliance with one or more ratio maintenance provisions.

              The continued availability of the demand loan is necessary in order for management to continue to grow the business. If the demand loan or similar financing was not available, Alfa would be required to slow growth in order to have the necessary cash to meet its obligations.

INFLATION

         Alfa does not believe its operations have been materially affected by inflation. Inflation is not expected to have a material future effect.

ITEM I-3. CONTROLS AND PROCEDURES.  (REGULATION SB ITEM 307)

EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES.
------------------------------------------------

           The conclusions of Alfa's principal executive officer and principal financial officer about the effectiveness of Alfa's disclosure controls and procedures (as defined in Securities Exchange Act of 1934 Rule 13a-14(c) and summarized below), based on evaluation within 90 days of filing the report, are that they are effective in their design and implementation, except as follows:
NOT APPLICABLE.

           "DISCLOSURE CONTROLS AND PROCEDURES" means controls and other procedures designed to ensure that information required to be disclosed in reports under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported, within the time periods specified in SEC rules and forms. DISCLOSURE CONTROLS AND PROCEDURES include, without limitation, controls and procedures designed to ensure that information required to be disclosed in the reports under the Act is accumulated and communicated to the issuer's management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) CHANGES IN INTERNAL CONTROLS. There were no significant changes in the internal controls or in other factors that could significantly affect them (for better or worse) after the above described evaluation, including any corrective actions as to significant deficiencies and material weaknesses, except as follows: NOT APPLICABLE.

PART II.  OTHER INFORMATION


Item II-1.  Legal Proceedings (Reg. S-B Item 103) - Not applicable

Item II-2. Changes in Securities and Use of Proceeds (10-QSB Item II-2, Reg. S-B Item 701, Rule 463) - Not applicable

Item II-3.  Defaults upon senior securities - Not applicable

Item II-4.  Submission of matters to a vote of security holders - Not applicable

Item II-5.  Other Information (Form 8-K) - Not applicable

Item II-6.  Exhibits and reports on Form 8-K - Not applicable

(A)        Exhibits:

SEC Ref. No.                              Title of Document             Location

Not applicable (Previously reported, and no contracts entered into during the quarter are deemed by management to be material in the light of the registrant's operating results, financial conditions and other factors.)

(B)        Reports on Form 8-K:  None in this quarter.

                                   SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized


                              ALFA UTILITY SERVICES, INC.



November 14, 2002             By:    /S/  JOSEPH ALFANO
                              -------------------------------------------------
                              Joseph Alfano, President


November 14, 2002             By:    /S/  ROBERT SIMONE
                              -------------------------------------------------
                              Robert Simone, CFO, Vice President Finance
                             (Principal Financial and Chief Accounting Officer)

                                  CERTIFICATION

           In connection with the Quarterly Report of Alfa Utility Services, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Joseph Alfano, Principal Executive Officer of the Company and Robert Simone, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.


Date:  November 14, 2002         /S/  JOSEPH ALFANO
                                 -------------------------------------------
                                 Joseph Alfano
                                 President
                                 (Principal Executive Officer)

                                 /S/  ROBERT SIMONE
                                 --------------------------------------------
                                 Robert Simone,
                                 Vice President Finance, Treasurer and CFO
                                 (Principal Financial Officer)

I, JOSEPH ALFANO, certify that:

           1. I have reviewed this quarterly report on Form 10-QSB of ALFA UTILITY SERVICES, INC.;

           2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

           3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

           4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

           a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

           b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "EVALUATION DATE"); and

           c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

           5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

           a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

           b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

           6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: November 14, 2002


               /S/ JOSEPH ALFANO
               -----------------------------
               /s/ JOSEPH ALFANO, President
               (Principal Executive Officer)

I, ROBERT SIMONE, certify that:

           1. I have reviewed this quarterly report on Form 10-QSB of ALFA UTILITY SERVICES, INC.;
           2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;
           3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;
           4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:
           a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;
           b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "EVALUATION DATE"); and
           c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;
           5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):
           a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
           b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and
           6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: November 14, 2002
                                    /S/ ROBERT SIMONE
                                    --------------------
                                    ROBERT SIMONE,
                                    Vice President Finance, Treasurer and CFO
                                    (Principal Financial Officer)

ENCLOSURE "C"



                           ALFA UTILITY SERVICES, INC.
                            (A DELAWARE CORPORATION)
                           Woodbridge, Ontario Canada

                  --------------------------------------------
                                FINANCIAL REPORTS
                                       AT
                                DECEMBER 31, 2001
                  --------------------------------------------

ALFA UTILITY SERVICES, INC.
(A DELAWARE CORPORATION)
WOODBRIDGE, ONTARIO CANADA


TABLE OF CONTENTS
--------------------------------------------------------------------------------


Independent Auditor's Report                                                 1

Consolidated Balance Sheet at December 31, 2001 and 2000                     2

Consolidated Statement of Changes in Stockholders' Equity for the
  Years Ended December 31, 2001 and 2000                                     3

Consolidated Statement of Operations and Comprehensive Income for the
  Years Ended December 31, 2001 and 2000                                     4

Consolidated Statement of Cash Flows for the Years Ended December 31,
  2001 and 2000                                                              5

Notes to Consolidated Financial Statements                                 6-12

                     INDEPENDENT AUDITOR'S REPORT



To the Board of Directors
Alfa Utility Services, Inc.
Woodbridge, Ontario Canada


           We have audited the accompanying consolidated balance sheet of Alfa Utility Services, Inc. as of December 31, 2001 and 2000, and the related consolidated statements of changes in stockholders' equity, operations and comprehensive income, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

           We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Alfa Utility Services, Inc. as of December 31, 2001 and 2000, and the results of its operations and comprehensive income and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

           As discussed in Note M, the financial statements have been restated to give effect to the deferred gain on the sale-leaseback transaction.








/s/ Rotenberg & Co., LLP
------------------------




Rotenberg & Co., LLP
Rochester, New York
  March 29, 2002
except Note M, as to
which the date is
Ausust 14, 2002




ALFA UTILITY SERVICES, INC.
(A DELAWARE CORPORATION)
WOODBRIDGE, ONTARIO CANADA


CONSOLIDATED BALANCE SHEET
==========================================================================================
                                                                (Restated)
December 31,                                                       2001              2000
------------------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS
Accounts Receivable - Net of Allowances                         $ 2,773,513    $ 1,735,448
Inventories                                                         410,890        570,826
Income Taxes Receivable                                                  28            674
Prepaid Expenses, Deposits and Other Current Assets                 106,828         80,158
------------------------------------------------------------------------------------------

TOTAL CURRENT ASSETS                                              3,291,259      2,387,106

PROPERTY AND EQUIPMENT - NET OF ACCUMULATED DEPRECIATION          1,083,854      1,289,512

OTHER ASSETS
Due from Related Parties                                            204,960        219,063
------------------------------------------------------------------------------------------

TOTAL ASSETS                                                    $ 4,580,073    $ 3,895,681
==========================================================================================


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Demand Loan                                                     $   257,865    $   305,003
Capital Lease Payable - Due Within One Year                          53,061           --
Long-Term Debt - Due Within One Year                                160,528        247,112
Deferred Income Taxes                                               174,628         80,631
Accounts Payable and Other Accrued Expenses                       2,693,201      1,646,699
------------------------------------------------------------------------------------------

TOTAL CURRENT LIABILITIES                                         3,339,283      2,279,445

OTHER LIABILITIES
Capital Lease Payable - Due After One Year                           83,808           --
Long-Term Debt - Due After One Year                                 372,056        730,953
Deferred Income Taxes                                                87,154         31,848
Other Liabilities                                                    12,246           --
------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                 3,894,547      3,042,246
------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
Preferred Stock - $4.00 Par; 1,000 Shares Authorized,
                   Issued and Outstanding (Liquidation
                   Value of $1,250,000)                               4,000          4,000
Common Stock - $.001 Par; 50,000,000 Shares Authorized,
               22,803,058 Issued and Outstanding                     22,803         12,000
Additional Paid-In Capital                                          107,169            --
Retained Earnings                                                   698,189        937,929
Accumulated Other Comprehensive Loss                               (146,635)      (100,494)
------------------------------------------------------------------------------------------

TOTAL STOCKHOLDERS' EQUITY                                          685,526        853,435
------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                      $ 4,580,073    $ 3,895,681
==========================================================================================



    The accompanying notes are an integral part of this financial statement.


ALFA UTILITY SERVICES, INC.
(A DELAWARE CORPORATION)
WOODBRIDGE, ONTARIO CANADA


CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
====================================================================================================================================

                                                                                                        ACCUMULATED
                                                                                                           OTHER
                                                                                                       COMPREHENSIVE
                                                                                                            LOSS-
                             PREFERRED STOCK               COMMON STOCK          ADDITIONAL              CUMULATIVE        TOTAL
                          NUMBER OF     $4.00 PAR     NUMBER OF     $.001 PAR     PAID-IN     RETAINED   TRANSLATION   STOCKHOLDERS'
                           SHARES         VALUE        SHARES         VALUE       CAPITAL     EARNINGS   ADJUSTMENTS       EQUITY
------------------------------------------------------------------------------------------------------------------------------------


BALANCE - JANUARY 1, 2000      1,000      $ 4,000    12,000,000   $   12,000   $     --     $  934,562    $  (73,592)   $  876,970
(AFTER RECAPITALIZATION)

Net Income                       --         --             --           --           --          3,367          --           3,367

Foreign Currency Translation     --         --             --           --           --           --         (26,902)      (26,902)
------------------------------------------------------------------------------------------------------------------------------------

BALANCE - DECEMBER 31, 2000    1,000        4,000    12,000,000       12,000         --        937,929      (100,494)      853,435

May 31, 2001 - Acquisition
  of Shell Company               --         --       10,803,058       10,803     107,169      (117,972)         --           --

Net Loss (Restated)              --         --             --           --           --       (121,768)         --        (121,768)

Foreign Currency Translation     --         --             --           --           --           --         (46,141)      (46,141)
     (Restated)
------------------------------------------------------------------------------------------------------------------------------------

BALANCE - DECEMBER 31, 2001    1,000      $ 4,000    22,803,058   $   22,803   $  107,169   $  698,189    $ (146,635)   $  685,526
     (Restated)
====================================================================================================================================






    The accompanying notes are an integral part of this financial statement.


ALFA UTILITY SERVICES, INC.
(A DELAWARE CORPORATION)
WOODBRIDGE, ONTARIO CANADA


CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
================================================================================
                                                    (Restated)
For the Years Ended December 31,                       2001            2000
--------------------------------------------------------------------------------

SALES                                              $ 12,090,683    $  9,862,552
--------------------------------------------------------------------------------

COST OF GOODS SOLD
Subdivision Material                                  5,298,096       6,172,921
Wages                                                 3,110,267       2,086,529
Other                                                 2,018,976         422,883
--------------------------------------------------------------------------------

TOTAL COST OF GOODS SOLD                             10,427,339       8,682,333
--------------------------------------------------------------------------------

GROSS PROFIT                                          1,663,344       1,180,219
--------------------------------------------------------------------------------

OPERATING EXPENSES
General and Administrative                            1,236,780         846,081
Depreciation and Amortization                           300,946         211,036
--------------------------------------------------------------------------------

TOTAL OPERATING EXPENSES                              1,537,726       1,057,117
--------------------------------------------------------------------------------

INCOME FROM OPERATIONS                                  125,618         123,102
--------------------------------------------------------------------------------

INTEREST EXPENSE, net of interest income
of $7,742 in 2001 and $0 in 2000                        (86,690)       (103,524)
--------------------------------------------------------------------------------

INCOME BEFORE INCOME TAXES                               38,928          19,578

PROVISION FOR INCOME TAXES                              160,696          16,211
--------------------------------------------------------------------------------

NET (LOSS) INCOME                                      (121,768)          3,367

OTHER COMPREHENSIVE LOSS, NET OF INCOME TAX
Foreign Currency Translation, net of income
  tax of $0 in 2001 and 2000                            (46,141)        (26,902)
--------------------------------------------------------------------------------

COMPREHENSIVE LOSS FOR THE PERIOD                  $   (167,909)   $    (23,535)
================================================================================

(LOSS) INCOME PER COMMON SHARE - BASIC             $      (0.01)    $       0.00
(LOSS) INCOME PER COMMON SHARE - DILUTED           $      (0.01)    $       0.00
================================================================================

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - BASIC                  18,301,784      12,000,000
WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - DILUTED                18,301,784      16,000,000
================================================================================




    The accompanying notes are an integral part of this financial statement.



ALFA UTILITY SERVICES, INC.
(A DELAWARE CORPORATION)
WOODBRIDGE, ONTARIO CANADA


CONSOLIDATED STATEMENT OF CASH FLOWS
================================================================================

                                                        (Restated)
For the Years Ended December 31,                           2001          2000
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES

NET (LOSS) INCOME                                     $  (121,768)   $     3,367

NON-CASH ADJUSTMENTS
Depreciation and Amortization                             300,946        211,036
Gain on Sale of Equipment                                 (22,285)          (381)

CHANGES IN OPERATING ASSETS AND LIABILITIES
Accounts Receivable                                    (1,174,636)       725,591
Inventories                                               130,550       (114,953)
Income Taxes Receivable                                       625        (25,419)
Prepaid Expenses, Deposits and
  Other Current Assets                                    (33,318)        10,477
Accounts Payable and Other Accrued Expenses             1,177,999       (261,159)
Deferred Income Taxes                                     160,696         16,211
Other Liabilities                                          12,625           --
--------------------------------------------------------------------------------

NET CASH FLOWS FROM OPERATING ACTIVITIES                  432,434        564,770
--------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Repayments from (Advances to) Related Party                 1,361       (107,665)
Purchases of Property, Plant and Equipment               (471,726)      (828,838)
Proceeds from Sale of Property, Plant and Equipment       494,881         15,416
--------------------------------------------------------------------------------

NET CASH FLOWS FROM INVESTING ACTIVITIES                   24,516       (921,087)
--------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of Demand Loan                                  (30,249)      (231,926)
Proceeds from Long-Term Debt                              251,852        752,845
Repayment of Long-Term Debt                              (652,296)      (164,602)
Repayment of Capital Lease Obligation                     (26,257)          --
--------------------------------------------------------------------------------

NET CASH FLOWS FROM FINANCING ACTIVITIES                 (456,950)       356,317
--------------------------------------------------------------------------------

EFFECT OF EXCHANGE RATE CHANGES ON
  CASH AND CASH EQUIVALENTS                                  --             --
--------------------------------------------------------------------------------

Net Increase in Cash and Cash Equivalents                    --             --

Cash and Cash Equivalents - Beginning of Year                --             --
--------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS - END OF YEAR               $      --      $      --
================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash Paid During the Year for Income Taxes            $      (625)   $    25,419
Cash Paid During the Year for Interest - Net          $    86,690    $   103,524
--------------------------------------------------------------------------------

NON-CASH INVESTING ACTIVITIES
Acquisition of Equipment Under Capital Leases         $   168,066    $      --
================================================================================



    The accompanying notes are an integral part of this financial statement.

ALFA UTILITY SERVICES, INC.
(A DELAWARE CORPORATION)
WOODBRIDGE, ONTARIO CANADA


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
================================================================================


NOTE A - THE COMPANY
         The original company was incorporated under the laws of the state of Delaware on December 15, 1994 as Triad Instrument Co. Inc. Subsequently, Triad's name was changed to Envirotech Mfg. Corp. (Envirotech), then Alfa Utility Services, Inc. (A Delaware Corporation) (the Company) on June 1, 2001.

         On June 1, 2001, pursuant to a reorganization, Alfa Utility Services Inc. (a Canadian Corporation) and its wholly owned subsidiary, Ontario Power Contracting Limited, became wholly owned subsidiaries of Alfa Utility Services, Inc. (A Delaware Corporation). The transaction was accounted for as a recapitalization, resulting in the historical operations of Ontario Power Contracting Limited being the historical operations of Alfa Utility Services, Inc. Accordingly, the accompanying financial statements have been restated to reflect the financial position, results of operations, and cash flows for all periods presented as if the recapitalization had occurred at the beginning of the earliest period presented.

         The January 1, 2000 balance (after recapitalization) represents the stockholder's equity of Alfa Utility Services, Inc.'s subsidiary, Ontario Power Contracting Limited, prior to the recapitalization plus the 12,000,000 common shares and 1,000 preferred shares issued in conjunction with the recapitalization. On May 31, 2001, Envirotech was acquired by exchanging shares of Alfa Utility Services, Inc. on a 1 for 1 basis for shares of Envirotech. Envirotech had no assets or liabilities at such time. This transaction is represneted by showing the number of shares, the share value, additional paid-in capital and retained earnings of Envirotech at the date of acquisition.


         SCOPE OF BUSINESS
         The Company is a full service utility construction and maintenance company, concentrating on electrical utilities, communications, natural gas pipelines, sewer and waterworks systems, currently serving the city of Toronto, Ontario Canada and surrounding areas.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         METHOD OF ACCOUNTING
         The Company maintains its books and prepares its financial statements on the accrual basis of accounting.

         PRINCIPLES OF CONSOLIDATION
         The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, Alfa Utility Services Inc. and Ontario Power Contracting Limited. All significant intercompany balances and transactions have been eliminated in the consolidation.

         RECLASSIFICATIONS
         Certain amounts in the prior year financial statements have been reclassified to conform with the current year presentation.

         FOREIGN CURRENCY TRANSLATION The Company's foreign operations, Alfa Utility Services Inc. (Canada) and Ontario Power Contracting Limited, are measured using the local currency, Canadian dollars, as the functional currency. Assets and liabilities are translated at exchange rates as of the balance sheet date. Revenues, expenses and cash flows are translated at weighted average rates of exchange in effect during the year. The resulting cumulative translation adjustments have been recorded as a separate component of stockholders' equity and comprehensive income. There are no foreign currency transaction gains and losses as all operations are currently conducted in Canada.

         CASH AND CASH EQUIVALENTS
         Cash and cash equivalents include time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of three months or less. The Company maintains cash and cash equivalents at financial institutions which periodically may exceed federally insured amounts.


                                                                     -continued-

ALFA UTILITY SERVICES, INC.
(A DELAWARE CORPORATION)
WOODBRIDGE, ONTARIO CANADA


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
================================================================================

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

         PROPERTY, EQUIPMENT AND DEPRECIATION
         Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed on accelerated methods over the estimated useful lives as follows:

                     Automotive Equipment                  3 - 4 Years
                     Computers                             3 - 4 Years
                     Machinery and Equipment                   5 Years
                     Office Equipment                          5 Years

         Leasehold improvements are being depreciated on a straight-line basis over five years. Maintenance and repairs are charged to expense as incurred. Upon sale or retirement of assets, the cost and related accumulated depreciation are eliminated from the accounts, and any resulting gain or loss is recognized.

         IMPAIRMENT OF ASSETS
         In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to Be Disposed Of," the Company assesses all long-lived assets for impairment at least annually or whenever events or circumstances indicate that the carrying amount may not be recoverable.

         INVENTORY
         Inventory is comprised of raw materials and is stated at the lower of cost or market. Cost is determined by the first-in, first-out method and market is based on the lower of replacement cost or net realizable value.

         USE OF ESTIMATES
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results can differ from those estimates.

         ADVERTISING
         The Company expenses advertising costs as incurred.

         REVENUE RECOGNITION
         The Company earns revenue primarily under service contracts that are time and materials based. The Company determines the percentage of work completed on a monthly basis and measures this based on the labor hours incurred and the materials used. The Company recognizes revenue based on the services performed. The final holdback amount, which approximates ten per cent of the total contract, is recognized after final completion and acceptance of the project. This generally occurs within 30 days of the completion of work. Contracts generally do not extend for periods in excess of one year. Holdbacks as of December 31, 2001 and 2000 were $423,000 and $345,000, respectively, and are included in accounts receivable.

                                                                     -continued-

ALFA UTILITY SERVICES, INC.
(A DELAWARE CORPORATION)
WOODBRIDGE, ONTARIO CANADA


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
================================================================================

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

         GOVERNMENT CONTRACTS
         The Company has no material amount of business under government contracts providing for renegotiation of profits, or termination at the convenience or discretion of the government, or other adverse terms.

         FINANCIAL INSTRUMENTS
         The Company's financial instruments consist of cash, accounts receivable, long-term debt and accounts payable. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximates their carrying value, unless otherwise noted.

         INCOME TAXES
         The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," using the asset and liability approach, which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of such assets and liabilities. This method utilizes enacted statutory tax rates in effect for the year in which the temporary differences are expected to reverse and gives immediate effect to changes in the income tax rates upon enactment.

         RECENT ACCOUNTING PRONOUNCEMENTS

         In June 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 142, "Accounting for Goodwill and Other Intangibles", which specifies that goodwill and some intangible assets will no longer be amortized, but instead will be subject to periodic impairment testing. The pronouncement is effective for the Company beginning January 1, 2002. The Company is in the process of evaluating the financial statement impact of the adoption of SFAS No. 142. Management does not anticipate that the adoption of SFAS No. 142 will have any material impact on the financial statements but may impact the financial statements for later quarters for the effects of future business acquisitions.

         In June 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations", which specifies that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The pronouncement is effective for the Company beginning January 1, 2003. The Company is in the process of evaluating the financial statement impact of the adoption of SFAS No. 143. Management does not anticipate that the adoption of SFAS No. 143 will have any material impact on the financial statements.

         In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", which is effective for the Company beginning January 1, 2002. This statement supercedes SFAS 121, "Accounting for the Impairment of Long-Lived Assets to be Disposed Of" and other related guidance. The Company is in the process of evaluating the financial statement impact of the adoption of SFAS No.
         144. Management does not anticipate that the adoption of SFAS No. 144 will have any material impact on the financial statements.


NOTE C - ACCOUNTS RECEIVABLE
         Accounts receivable consisted of the following:

         ------------------------------------------ --------------- ------------
         December 31,                                    2001            2000
         ------------------------------------------ --------------- ------------

         Accounts Receivable                         $ 2,776,656     $ 1,744,795

         Less:  Allowance for Doubtful Accounts            3,143           9,347
         ------------------------------------------ --------------- ------------

         Net Accounts Receivable                     $ 2,773,513     $ 1,735,448
         ------------------------------------------ --------------- ------------

NOTE D - PROPERTY AND EQUIPMENT
         Property and equipment consisted of the following:

         ---------------------------------- ---------- ---------- ----------- -----------
                                               OWNED      LEASED      TOTAL       Total
         December 31,                                      2001                    2000
         ---------------------------------- ---------- ---------- ----------- -----------

         Automotive Equipment               $  595,365     $  --    $ 595,365   $ 666,120
         Computer Equipment and Software        88,116        --       88,116      50,945
         Contractor's Equipment                902,384   168,066    1,070,450   1,193,457
         Furniture and Fixtures                 54,262        --       54,262      44,467
         Office Equipment                       16,656        --       16,656      11,779
         Leasehold Improvements                 25,640        --       25,640      22,024
         ---------------------------------- ---------- ---------- ----------- -----------
                                            $1,682,423 $ 168,066  $ 1,850,489 $ 1,988,792
         Less:  Accumulated Depreciation       750,402    16,233      766,635     699,280
         ---------------------------------- ---------- ---------- ----------- -----------

         Net Property and Equipment         $  932,021 $ 151,833  $ 1,083,854 $ 1,289,512
         ---------------------------------- ---------- ---------- ----------- -----------

ALFA UTILITY SERVICES, INC.
(A DELAWARE CORPORATION)
WOODBRIDGE, ONTARIO CANADA


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
================================================================================

NOTE E - DEMAND LOAN
         The demand loan consisted of the following:

         =======================================================================
         December 31,                                     2001          2000
         -----------------------------------------------------------------------

         Demand Loan, prime plus 1.0%, secured by
         all assets of the Company, various
         insurance policies and a personal guarantee
         of one of the directors of the Company.         $ 257,865   $ 305,003

         -----------------------------------------------------------------------

         The prime rate was 4.00% and 7.50% at December 31, 2001 and 2000, respectively.

         The demand loan is for a one-year term and is renewable annually. Interest only is payable monthly on the demand loan. The maximum amount of borrowings under the demand loan is the lesser of $1 million (CDN) or 80% of the receivables value, as defined in the credit agreement. The loan could have been increased to $1.5 million (CDN) between October 31, 2000 and February 28, 2001.

         The demand loan contains various covenants pertaining to the maintenance of net worth, direct borrowings, leverage, and liquidity requirements. At December 31, 2001 and 2000, the Company was not in compliance with certain ratios. Under the terms of the agreement, the bank may call the loan if the Company is in violation of any restrictive covenant. As of March 29, 2002, the Company had not obtained a waiver from the bank. Non-compliance with the covenants has had no impact on the Company's ability to borrow funds or on the terms of the loan. The management of the Company has the means and the willingness to refinance the debt should demand for payment be made.

NOTE F - LONG-TERM DEBT
         Long-term debt consisted of the following:

         -----------------------------------------------------------------------
         December 31,                                     2001       2000
         -----------------------------------------------------------------------

         Lien Notes, 3.0% to 4.9%, secured by
         automotive and contractor's
         equipment, due in installments
         through 2005.
                                                        $ 150,722   $ 269,672

         Lien Notes, 5.90% to 10.25%, secured by
         automotive and contractor's
         equipment, due in installments through 2005.
                                                          381,862     708,393
         ---------------------------------------------- --------- -----------

         Total Long-Term Debt                           $ 532,584   $ 978,065

         Less:  Current Portion                           160,528     247,112
         ---------------------------------------------- --------- -----------

         Amount Due After One Year                      $ 372,056   $ 730,953
         ====================================================================

         Annual maturities of debt for the five years succeeding December 31, 2001 are as follows:

             2002        2003       2004        2005        2006          Total
         ----------- ----------- ----------- ----------- ----------- -----------
          $ 160,528   $ 167,328   $ 164,493    $ 40,235     $--      $ 532,584
         =======================================================================

ALFA UTILITY SERVICES, INC.
(A DELAWARE CORPORATION)
WOODBRIDGE, ONTARIO CANADA


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
================================================================================

NOTE G - CAPITAL LEASES
         During the third quarter of 2001, the Company entered into capital leases for various construction equipment valued at $168,066. Such capital leases expire in 2004. The assets and liabilities under capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the assets. The assets are depreciated over the lower of their related lease terms or their estimated productive lives. Depreciation of assets under capital lease is included in depreciation expense for the year ended December 31, 2001.

         Minimum future lease payments under capital leases as of December 31, 2001 for each of the next five years and thereafter are:

         =======================================================================
         Year Ended December 31,                                      Amount
         -------------------------------------------------- -------------------

         2002                                                         $ 57,390
         2003                                                           57,390
         2004                                                           43,917
         2005                                                               --
         2006                                                               --
         Subsequent to 2006                                                 --
         -------------------------------------------------- -------------------

         Total Minimum Lease Payments                                $ 158,697

         Less:  Amount Representing Interest                             7,530
         -------------------------------------------------- -------------------

         Present Value of Net Minimum Lease Payments                 $ 151,167
         =======================================================================

NOTE H - LEASE ARRANGEMENTS
         The Company leases a facility and contractor's equipment under operating leases which expire at various dates through 2005.

         During 2001, the Company entered into sale-leaseback arrangements with unrelated third parties. Under the arrangements, the Company sold certain contractor's equipment and leased it back over periods ranging from 3 to 4 years. The leases have an option at the end of the term to purchase the equipment at fair value, renew the lease or return the equipment. The Company is responsible for ordinary maintenance on the equipment. The leasebacks have been accounted for as operating leases. The gain of $18,046 realized in this transaction is being deferred over the lease's term and is netted against general and administrative expense.

         At December 31, 2001, the Company's future minimum lease payments are as follows:

            2002        2003        2004        2005       2006       Total
         ----------- ----------- ----------- ----------- --------- -------------
         $ 278,952   $ 208,522   $ 181,190    $ 78,982     $--      $ 747,646
         =======================================================================

         Rent expense under operating leases was $248,177 and $46,819 for the years ended December 31, 2001 and 2000, respectively.

ALFA UTILITY SERVICES, INC.
(A DELAWARE CORPORATION)
WOODBRIDGE, ONTARIO CANADA


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
================================================================================

NOTE I - CONVERSION OPTION
         The acquisition as of June 1, 2001 by Alfa Utility Services Inc. (A Canadian Corporation) of its operating subsidiary Ontario Power Contracting Limited involved the issuance to Ontario's two corporate shareholders of 1,000 of Alfa Canada's Class A Preference Shares. An Amended Option Agreement was entered into to allow the Class A Preference Shares to be converted into 4,000,000 restricted shares of Alfa Utility Services, Inc. (A Delaware Corporation) Common Stock. Alfa's financial statements reflect earnings per share on a fully diluted basis as if the 4,000,000 shares are outstanding for the period December 31, 2000. For the period ended December 31, 2001, the financial statements do not include the 4,000,000 shares, as they are antidilutive . Until converted, the Class A Preference Shares bear a 6% non-cumulative dividend totaling $75,000 per year and would be entitled to a liquidation preference of $1,250,000 and, beginning June 1, 2003, a redemption payment at the shareholder's election (on 30 days notice) of $1,250,000. The redemption option has been permanently waived by the shareholders. Such 1,000 Class A Preference Shares are held in equal amounts by Carmine Industries, Ltd. and 815748 Ontario Limited. Both are Ontario corporations controlled by Alfa's President, Joseph Alfano. The option will expire on May 31, 2006.

NOTE J - RETIREMENT PLAN
         The Company maintains a defined contribution retirement savings plan, which covers substantially all employees. The Company makes matching contributions to the plan up to 2% of each employee's base salary. The Company's matching contributions for 2001 and 2000 amounted to approximately $6,500 and $3,900 for 2001 and 2000, respectively.


NOTE K - RELATED PARTY TRANSACTIONS
         Sales for the years ended December 31, 2001 and 2000 include $-0- and $123,200, respectively, to a related party. The amounts included in accounts receivable from this related party amounted to $-0- and $51,500 for the years ended December 31, 2001 and 2000, respectively. One of the shareholders of the related party is also a shareholder of the Company.

         The amount due from related parties, who are related parties by virtue of common stockholders, is non-interest bearing, unsecured, with no set terms of repayment.

         The Company paid management fees in the amount of $45,820 and $-0- for the years ended December 31, 2001 and 2000, respectively, to a related company. One of the directors of the Company is the shareholder of the related company.

NOTE L - INCOME TAXES
         The components of the provision for income taxes are as follows:

         ==================================================================
         December 31,                                  2001        2000
         ------------------------------------------------------ -----------

         CURRENT
         U.S.                                        $  --       $  --
         Foreign                                        --          --

         DEFERRED
         U.S.                                           --          --
         Foreign                                    160,696      16,211
         ----------------------------------------------------- -----------

         Totals                                   $ 160,696    $ 16,211
         =================================================================

ALFA UTILITY SERVICES, INC.
(A DELAWARE CORPORATION)
WOODBRIDGE, ONTARIO CANADA


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
================================================================================

NOTE L - INCOME TAXES - CONTINUED

         Deferred tax (liabilities) assets consist of the following:

         ------------------------------------------ ------------- --------------
         December 31,                                    2001           2000
         ------------------------------------------ ------------- --------------

         Property and equipment basis difference     $(87,154)      $(31,848)
         Contracts                                   (198,877)      (102,130)
         ------------------------------------------ ------------- --------------

         Gross Deferred Tax Liabilities              (286,031)      (133,978)
         ------------------------------------------ ------------- --------------

         Net Operating Loss Carryforward               24,249         21,499
         ------------------------------------------ ------------- --------------

         Gross Deferred Tax Assets                     24,249         21,499
         ------------------------------------------ ------------- --------------

         Net Deferred Tax Liability                 $(261,782)     $(112,479)
         ------------------------------------------ ------------- --------------

         The net operating loss carryforward expires in 2007.


NOTE M - RESTATEMENT

         In 2002, after giving consideration to guidance provided by Statement of Financial Accounting Standards No. 28, "Accounting For Sales with Leasebacks," the Company deferred the gain on the sale-leaseback transaction that occurred in 2001.

                                                YEAR ENDED DECEMBER 31,
                                                       2001
--------------------------------------------------------------------------------
          COMPREHENSIVE LOSS FOR THE PERIOD        $ (151,135)
            AS ORIGINALLY REPORTED
          Deferred Gain on Sale-Leaseback            ( 16,774)
--------------------------------------------------------------------------------
          COMPREHENSIVE LOSS FOR THE PERIOD,
            RESTATED                               $ (167,909)
================================================================================